 Commission File No. 000-31199

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE  14C  INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities  of 1934

Check the appropriate box:

[X]           Preliminary Information Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[   ]           Definitive Information Statement

CALYPSO MEDIA SERVICES GROUP, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.
[   ]           Fee computed on table below per  Rules 14c-5(g) and 0-11.

(1)           Title of each class of securities to which transaction applies:     n/a

(2)           Aggregate number of securities to which transaction applies:    n/a

(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.

(4)           Proposed maximum aggregate value of transaction:    n/a

(5)           Total fee paid:  -0-

[   ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date filed:

CALYPSO MEDIA SERVICES GROUP, INC.
12 North Washington Street
Montoursville, Pennsylvania 17754

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To Our Stockholders:

We are writing to advise you that three stockholders, owning approximately 53.4% of our outstanding shares of common stock, have approved by written consent the proposal to change our corporate name to Colorado Rare Earths, Inc.

On December 15, 2010, our board of directors unanimously approved the proposal to amend our articles of incorporation changing our corporate name.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM THE THREE STOCKHOLDERS IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS UNDER NEVADA LAW AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE ACTIONS.

No action is required by you.  The accompanying information statement is furnished only to inform stockholders of the actions taken by written consent described above before they take effect in accordance with Rule 14c-2, promulgated under the Securities of 1934, as amended.  This information statement is first being mailed to you on or about January 4, 2011 and we anticipate the effective date of the amendment to be January 25, 2011 or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying information statement is for information purposes only and explains the actions taken by written consent.  Please read the accompanying information statement carefully.

January __, 2011

Very truly yours,

/s/ Michael D. Parnell
Michael D. Parnell
Chief Executive Officer

CALYPSO MEDIA SERVICES GROUP, INC.
12 North Washington Street
Montoursville, Pennsylvania 17754

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES OF 1934 AND
REGULATION 14C THEREUNDER

This information statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.00001 par value, of Calypso Media Services Group, Inc., a Nevada corporation, which we refer to herein as “Calypso,” “company,” “we,” “our” or “us.”  The mailing date of this information statement is on or about January 4, 2011.  The information statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

On December 14, 2010, the record date for determining the identity of stockholders who are entitled to receive this information statement, we had 5,000,000 shares of common stock issued and outstanding.  The common stock constitutes the sole outstanding class of Calypso voting securities.  Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On December 15, 2010, three stockholders who beneficially own in the aggregate 2,670,000 shares, or approximately 53.4% of our issued and outstanding common stock, consented in writing to amend our articles of incorporation changing our corporate name to Colorado Rare Earths, Inc.

Also on December 15, 2010, our board of directors approved the above action, subject to approval by the stockholders.  No other corporate actions to be taken by written consent were considered.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken.  In addition, pursuant to the laws of Nevada, the actions to be taken by majority written consent in lieu of a special stockholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive information statement, or as soon thereafter as is practicable.  We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken.  All necessary corporate approvals have been obtained, and this information statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING INFORMATION

This information statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will” “should," “expect," "intend," "plan," anticipate," "believe," "estimate," "predict," "potential," "continue," or similar terms, variations of such terms or the negative of such terms.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein.  Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDERS

As of the date of the consent by the majority stockholders on December 15, 2010, Calypso had issued and outstanding 5,000,000 shares of common stock.  Each share of common stock is entitled to one vote on matters submitted for stockholder approval.

On December 15, 2010, the holders of 2,670,000 shares (or approximately 53.4% of the 5,000,000 shares of common stock then outstanding) executed and delivered to the board of directors written consents approving the actions.  Because the actions were approved by stockholders holding a majority of our outstanding shares, no proxies are being solicited with this information statement.

Nevada corporate law provides in substance that unless a company’s articles of incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

The consenting stockholders are the beneficial owners of 2,670,000 shares of our common stock, which represents approximately 53.4% of the total number of voting shares.  The consenting stockholders voted in favor of the actions described herein pursuant to written consents dated December 15, 2010.  No consideration was paid for the consents.  Those consenting stockholders are set forth below.

Name	Number of Shares	Percent(1)
Michael D. Parnell	1,035,000(2)	20.7%
Matthew J. Hoff	1,035,000(2)	20.7%
Edward F. Cowle	600,000	12.0%

__________________
Note:	Unless otherwise indicated in the footnotes below, we have been advised that each person above has sole voting and investment power over the shares indicated above.

(1)	Based upon 5,000,000 shares of common stock outstanding on December 15, 2010.
(2)   Includes 750,000 shares in the name of the Hoff Family Trust of which Rose Hoff is the trustee.
(3)	Includes 1,035,000 shares in the name of the Michael D. Parnell Living Trust, of which Mr. Parnell is the trustee.

ACTION TO CHANGE OUR AUTHORIZED CAPITALIZATION

On December 15, 2010, our board of directors approved, subject to receiving the approval of the holders of a majority of our outstanding common stock, an amendment of our articles of incorporation to change our corporate name.  Also on December 15, 2010, three stockholders holding approximately 53.4% of our outstanding shares, approved the amendment pursuant to written consents.  The amendment effecting the change of our corporate name will become effective upon filing the Certificate of Amendment with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this information statement to our stockholders as of the record date.

We are exploring various avenues to diversify our business operations and therefore are looking at possible new business ventures.  We recently acquired certain mining and mineral claims and leases located in the State of Colorado.  Our new name will reflect this new venture.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 15, 2010 with respect to the beneficial ownership of our common stock:

●      each stockholder believed to be the beneficial owner of more than 5% of our common stock;

●	by each of our directors and executive officers; and

●	all of our directors and executive officers as a group.

For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (i) over which the person has or shares, directly or indirectly, voting or investment power, or (ii) of which the person has a right to acquire beneficial ownership at any time within 60 days after the date of this report.  “Voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Unless otherwise indicated, the address for each person is c/o 12 North Washington Street, Montoursville, Pennsylvania  17754.

Name and Address	Amount and Nature	Percent
of Beneficial Owner	of Beneficial Ownership(1)	of Class(2)
5% Beneficial Owners:
Matthew J. Hoff	1,035,000(3)	20.7%
Greg Welteroth	1,000,000	20.0%
Edward F. Cowle	600,000	12.0%
H. Deworth Williams	596,000	11.9%

Directors and Executive Officers:
Michael D. Parnell	1,035,000(4)	20.7%
Timothy Young	15,000.003%
All directors and executive officers	600,000	12.0%
as a group (2 persons)	1,050,000(4)	21.0%
_____________________________
(1)      Unless otherwise indicated, the named person will be the record and beneficially owner of the shares indicated.
(2)      Percentage ownership is based on 5.0 million shares of common stock outstanding as of December 15, 2010.
(3)      Includes 750,000 shares in the name of the Hoff Family Trust of which Rose Hoff is the trustee.
(4)      Includes 1,035,000 shares in the name of the Michael D. Parnell Living Trust, of which Mr. Parnell is the trustee.

WHERE YOU CAN FIND MORE INFORMATION

As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company.  You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the definitive information statement has been mailed to the stockholders.  We anticipate that the actions contemplated hereby will be effected on or about the close of business on January 25, 2011.

MISCELLANEOUS MATTERS

The entire cost of furnishing this information statement will be borne by the company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on December 14, 2010, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

This information statement is being mailed on or about January 4, 2011 to all Stockholders of record as of the record date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this information statement that describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This information statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

January 4, 2011	By: /s/ MICHAEL D. PARNELL
Michael D. Parnell
Chief Executive Officer